                                                                    EXHIBIT 10.2


                 PLAN OF ARRANGEMENT PROPOSED BY PTI GROUP INC.
                                UNDER SECTION 186
                   OF THE BUSINESS CORPORATIONS ACT (ALBERTA)
                             INVOLVING AND AFFECTING
         PTI GROUP INC. AND THE HOLDERS OF ITS COMMON SHARES AND OPTIONS
              AND 892492 ALBERTA INC. AND THE HOLDERS OF ITS SHARES
              AND 892489 ALBERTA INC. AND THE HOLDERS OF ITS SHARES
                       AND OIL STATES INTERNATIONAL, INC.
                         AND 3045843 NOVA SCOTIA COMPANY


                                   ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         "ABCA" means the Business Corporations Act (Alberta), as amended;

         "Amalgamation" means the amalgamation of PTI and PTI Amalco provided for in Section 2.1(b) hereof;

         "Amalgamation Agreement" means the agreement attached hereto as Appendix A, setting forth the terms and conditions of the Amalgamation;

         "Arrangement" means the arrangement under section 186 of the ABCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments thereto made (i) in accordance with Section 14.1 of the Combination Agreement; (ii) in accordance with Section 5.1 hereof or (iii) at the direction of the Court in the Final Order;

         "Arrangement Resolution" means the special resolution passed by the Shareholders and the Optionholders at the Meeting or a resolution in writing signed by all of the Shareholders and Optionholders in lieu of the Meeting;

         "Automatic Redemption Date" has the meaning provided in the Exchangeable Share Provisions;

         "Business Day" has the meaning provided in the Exchangeable Share Provisions;

         "Class A Common Shares" means Class A Common Shares in the capital of New PTI;

         "Class B Common Shares" means Class B Common Shares in the capital of New PTI;

         "Class C Common Shares" means Class C Common Shares in the capital of New PTI;

         "Class D Common Shares" means Class D Common Shares in the capital of New PTI;

         "Combination Agreement" means the combination agreement by and among OSI, HWC Energy Services, Inc., Merger Sub-HWC, Inc., Sooner Inc., Merger Sub-Sooner, Inc. and PTI dated as of July 31, 2000, as amended and restated from time to time, providing for, among other things, this Plan of Arrangement and the Arrangement;

         "Court" means the Court of Queen's Bench of Alberta;

         "Depositary" means Montreal Trust Company of Canada at its principal transfer offices in Calgary, Alberta;

         "Dissent Procedures" has the meaning provided in Section 3.1;

         "Effective Date" means the registration date shown on the registration statement issued upon the filing of the Articles of Arrangement under the ABCA giving effect to the Arrangement;

         "Effective Time" means 6:00 a.m. (Edmonton time) on the Effective Date;

         "Eligible Holders" has the meaning in Section 2.2(a);

         "Exchange Ratio" means 3.7731 Exchangeable Shares for each whole PTI Common Share, subject to adjustment as provided in accordance with Section 4.2 of the Combination Agreement;

         "Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares as set forth in Appendix B hereto;

         "Exchangeable Shares" means the Exchangeable Shares in the capital of PTI Holdco;

         "Final Order" means the final order of the Court approving the Arrangement, as such order may be amended by the Court at any time and from time to time prior to the Effective Time;

         "Interim Order" means the interim order of the Court in relation to the Arrangement, as such order may be amended by the Court at any time and from time to time;

         "ITA" means the Income Tax Act (Canada), as amended;

         "Measurement Period" means the period of 10 consecutive Business Days ending on the third trading day prior to the OSI IPO Date;

         "Meeting" means the special meeting of the Shareholders and of the Optionholders of PTI to be held, if required, to consider this Plan of Arrangement;

         "New PTI" means PTI Group Inc. a corporation amalgamated under the ABCA pursuant to the Arrangement;

         "New PTI Shares" means the Class A Common Shares, the Class B Common Shares, the Class C Common Shares and the Class D Common Shares;

         "Non-Accredited U.S. PTI Shareholder" means Peter McEwen, a
Shareholder;

         "Option Agreements" mean the agreements between PTI and certain directors and officers of PTI governing the Options;

         "Optionholders" means holders of Options;

         "Options" means all options to purchase PTI Common Shares outstanding immediately prior to the Effective Date;

         "OSI" means Oil States International, Inc., a corporation organized and existing under the laws of Delaware and any successor corporation;

         "OSI Common Stock" has the meaning provided in the Exchangeable Share Provisions;

         "OSI IPO" means the initial public offering of OSI Common Stock;

         "OSI IPO Date" means the date the OSI IPO is completed;

         "OSI IPO Price" means the price per share at which OSI Common Stock is initially offered for sale to the public under the OSI IPO;

         "OSI ULC" means 3045843 Nova Scotia Company, an unlimited liability company organized and existing under the laws of Nova Scotia and any successor corporation;

         "PTI" means PTI Group Inc., a corporation organized and existing under the laws of Alberta;

         "PTI Amalco" means 892492 Alberta Inc., a corporation organized and existing under the laws of Alberta and a wholly-owned subsidiary of PTI Holdco;

         "PTI Amalco Common Shares" means the common shares in the capital of PTI Amalco;

         "PTI Common Shares" means the common shares in the capital of PTI;

         "PTI Holdco" means 892489 Alberta Inc., a corporation organized and existing under the laws of Alberta and a wholly-owned subsidiary of OSI ULC prior to giving effect to the Arrangement, and any successor corporation;

         "PTI Holdco Sub" means 892493 Alberta Inc., a corporation organized and existing under the laws of Alberta and a wholly-owned subsidiary of PTI Holdco, and any successor corporation;

         "Proxy Statement" means the Management Information Circular and Proxy Statement of PTI prepared in connection with the Arrangement;

         "RJM" means R.J.M. Equities Inc., a Shareholder;

         "Shareholders" means holders of PTI Common Shares;

         "Support Agreement" means the agreement so entitled between OSI and PTI Holdco to be dated as of the Effective Date and provided for in the Combination Agreement;

         "Transfer Agent" means the duly appointed transfer agent for the time being of the Exchangeable Shares, and, if there is more than one such transfer agent, then the principal Canadian transfer agent;

         "Unanimous Shareholder Agreement" means the Unanimous Shareholder Agreement dated January 8, 1997 made among the Shareholders and PTI, as amended;

         "U.S. PTI Shareholders" means SCF-III, L.P. and William Nungesser, each a Shareholder.

         "Voting and Exchange Trust Agreement" means the agreement so entitled between OSI, PTI Holdco and the Trustee named therein to be dated as of the Effective Date and provided for in the Combination Agreement;

         "Voting Share" has the meaning ascribed to such term in the Voting and Exchange Trust Agreement; and

         "812375" means 812375 Alberta Ltd., a Shareholder.

1.2      SECTIONS, HEADINGS AND APPENDICES

         The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section refers to the specified section of this Plan of Arrangement. Appendix A is incorporated into and forms an integral part of this Plan of Arrangement.

1.3      NUMBER, GENDER AND PERSONS

         In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4      DATE FOR ANY ACTION

         In the event that any date on or by which any action is required or permitted to be taken hereunder is not a Business Day, such action shall be required or permitted to be taken on or by the next succeeding day which is a Business Day.

1.5      CURRENCY

         Unless otherwise expressly stated herein, all references to currency and payments in cash or money in this Plan of Arrangement are to United States dollars.

1.6      STATUTORY REFERENCES

         Any reference in this Plan of Arrangement to a statute includes such statute as amended, consolidated or re-enacted from time to time, all regulations made thereunder, all amendments to such regulations from time to time, and any statute or regulation which supersedes such statute or regulations.

                                    ARTICLE 2
                                   ARRANGEMENT

2.1      ARRANGEMENT

         At the Effective Time, the following transactions shall occur and shall be deemed to occur in the following order without any further act or formality:

         (a) each Shareholder who has duly exercised the right of dissent as set forth in Article 3 shall be deemed to have transferred the PTI Common Shares held by such holder to PTI for cancellation and such shares shall be cancelled and any Options held by such Shareholder which have not been exercised prior to the time such Shareholder exercises such right of dissent shall be deemed to be transferred to PTI for no consideration and shall be cancelled and shall no longer be outstanding and in no case shall PTI or OSI be required to recognize such holders as Optionholders on and after the Effective Time and the names of such persons shall be deleted from the registers of Optionholders at the Effective Time;

         (b) the Unanimous Shareholder Agreement shall be terminated and of no further force or effect;

         (c)  OSI shall acquire:

                  (i) all of the PTI Common Shares held by the Non-Accredited U.S. PTI Shareholder in exchange for a payment, in United States dollars, equal to the OSI IPO Price less underwriters' discounts and commissions applicable to the OSI IPO, multiplied by the Exchange Ratio multiplied by the number of PTI Common Shares held by the Non-Accredited U.S. PTI Shareholder; and

                  (ii) all of the PTI Common Shares held by the U.S. PTI
                       Shareholders in exchange for the number of shares of OSI Common Stock equal to the Exchange Ratio for each whole PTI Common Share;

         (d) OSI ULC shall acquire all of the PTI Common Shares acquired by OSI pursuant to Section 2.1(c) hereof in exchange for one common share in the capital of OSI ULC for each whole PTI Common Share;

         (e) PTI Holdco shall acquire all of the PTI Common Shares acquired by OSI ULC pursuant to Section 2.1(d) hereof in exchange for one common share in the capital of PTI Holdco for each whole PTI Common Share;

         (f) PTI and PTI Amalco shall be amalgamated pursuant to the Amalgamation Agreement to form New PTI;

         (g)  Upon the amalgamation of PTI and PTI Amalco to form New PTI:

                  (i) New PTI shall issue to PTI Holdco one Class A Common Share for each of its PTI Common Shares;

                  (ii) New PTI shall issue to PTI Holdco one Class A Common Share for each of its PTI Amalco Common Shares;

                  (iii) New PTI shall issue to 812375 one Class B Common Share for each of its PTI Common Shares;

                  (iv) New PTI shall issue to RJM one Class C Common Share for each of its PTI Common Shares;

                  (v) New PTI shall issue to each of the Shareholders other than 812375, RJM, PTI Holdco and holders of PTI Common Shares in respect of which rights of dissent have been exercised pursuant to Article 3 hereof and which have been cancelled pursuant to Section 2.1(a) hereof one Class D Common Share for each of their PTI Common Shares;

                  (vi) the amount added to the stated capital account maintained for the Class A Common Shares with respect to the Class A Common Shares issued pursuant to Sections 2.1(g)(i) and (ii) shall be equal to the paid-up capital, for the purposes of the ITA, of the PTI Common Shares and the PTI Amalco Common Shares held by PTI Holdco;

                  (vii) the amount added to the stated capital account maintained for the Class B Common Shares with respect to the Class B Common Shares issued pursuant to Section 2.1(g)(iii) shall be equal to the paid-up capital, for the purposes of the ITA, of the PTI Common Shares held by 812375;

                  (viii) the amount added to the stated capital account
                         maintained for the Class C Common Shares issued pursuant to Section 2.1(g)(iv) shall be equal to the paid-up capital, for the purposes of the ITA, of the PTI Common Shares held by RJM;

                  (ix) the amount added to the stated capital account maintained for the Class D Common Shares with respect to the Class D Common Shares issued pursuant to Section 2.1(g)(v) shall be equal to the paid-up capital, for the purposes of the ITA, of the PTI Common Shares other than (A) the PTI Common Shares held by PTI Holdco, 812375 and RJM and (B) PTI Common Shares in respect of which rights of dissent have been exercised pursuant to
                         Article 3 hereof and which have been cancelled pursuant to Section 2.1(a) hereof.

         (h) The stated capital account maintained for (i) the Class B Common Shares shall be increased by a portion of the amount credited to New PTI's retained earnings account equal to $6,794,359 and (ii) the Class C Common Shares shall be increased by a portion of the amount credited to New PTI's retained earnings account equal to $3,903,303;

         (i) The Articles of Incorporation of PTI Holdco shall be amended to add (i) the Exchangeable Shares to the authorized capital of PTI Holdco, (ii) the Exchangeable Share Provisions and (iii) certain other provisions, set forth in Exhibit B to the Combination Agreement and to delete the private company provisions;

         (j)  OSI and PTI Holdco shall execute and deliver the Support
              Agreement;

         (k) OSI, PTI Holdco and the Trustee shall execute and deliver the Voting and Exchange Trust Agreement;

         (l) PTI Holdco shall acquire all of the issued and outstanding Class B Common Shares from the holders thereof in exchange for the number of Exchangeable Shares equal to the Exchange Ratio for each whole Class B Common Share;

         (m) PTI Holdco shall acquire all of the issued and outstanding Class C Common Shares from the holders thereof in exchange for the number of Exchangeable Shares equal to the Exchange Ratio for each whole Class C Common Share;

         (n) PTI Holdco shall acquire all of the issued and outstanding Class D Common Shares from the holders thereof in exchange for the number of Exchangeable Shares equal to the Exchange Ratio for each whole Class D Common Share;

         (o) The amount added to the stated capital account maintained for the Exchangeable Shares with respect to the Exchangeable Shares issued pursuant to Section 2.1(l) shall be equal to the paid up capital, for the purposes of the ITA, of the Class B Common Shares;

         (p) The amount added to the stated capital account maintained for the Exchangeable Shares with respect to the Exchangeable Shares issued pursuant to Section 2.1(m) shall be equal to the paid up capital, for the purposes of the ITA, of the Class C Common Shares;

         (q) The amount added to the stated capital account maintained for the Exchangeable Shares with respect to the Exchangeable Shares issued pursuant to Section 2.1(n) shall be equal to the paid up capital, for the purposes of the ITA, of the Class D Common Shares;

         (r)  Upon the transfer of New PTI Shares referred to in paragraphs (l),
              (m) and (n) above:

                  (i) each holder of New PTI Shares shall cease to be such a holder, shall have his name removed from the register of holders of New PTI Shares and shall become a holder of the number of fully paid Exchangeable Shares to which he is entitled as a result of the transfer referred to above and such holder's name shall be added to the register of holders of Exchangeable Shares accordingly; and

                  (ii) PTI Holdco shall become the legal and beneficial owner of all of the New PTI Shares so transferred.

         (s) OSI shall issue to and deposit with the Depositary the Voting Share in consideration of the payment to OSI of US$1, to be thereafter held by the Depositary as trustee for and on behalf of, and for the use and benefit of, the holders of the Exchangeable Shares, in accordance with the Voting and Exchange Trust Agreement.

         (t) The then outstanding Options will, without any further action on the part of any Optionholder: (i) if applicable, vest in accordance with the terms and conditions of the Option Agreements, and (ii) be converted into or exchanged for an option to purchase the number of shares of OSI Common Stock determined by multiplying the number of PTI Common Shares subject to such Option at the Effective Time by the Exchange Ratio, at an exercise price per share of OSI Common Stock equal to the exercise price per share of such Option immediately prior to the Effective Time divided by the Exchange Ratio, and expressed in U.S. dollars. For the purposes of determining the exercise price per share of OSI Common Stock, the exercise price per share of PTI Common Shares subject to such Option shall be adjusted using the Canadian dollar exchange rate based upon the average of the noon buying rate expressed to the fourth decimal place for each of the Business Days in the Measurement Period as reported by the Bank of Canada. If the foregoing calculation results in a converted Option being exercisable for a fraction of a share of OSI Common Stock, then the number of shares of OSI Common Stock subject to such Option will be rounded down to the nearest whole number of shares, and the exercise price per whole share of OSI Common Stock will be as determined above. The obligations of PTI under the Options as so converted shall be assumed by OSI and OSI shall be substituted for PTI under the Option Agreements. Except as provided in this paragraph (t), the term and all other terms and conditions of the Options in effect immediately prior to giving effect to the Arrangement shall govern the Options.

         (u) PTI Holdco Sub shall acquire all of the issued and outstanding New PTI Shares from PTI Holdco in exchange for an equal number of common shares in the capital of PTI Holdco Sub.

2.2      TAX MATTERS

         (a) Holders of Exchangeable Shares who acquired them pursuant to the transfers referred to above (the "Eligible Holders") shall be entitled to make an election pursuant to subsection 85(1) of the ITA and any corresponding applicable provincial legislation with respect to the transfer of their New PTI Shares to PTI Holdco as provided above by providing two signed copies of the necessary election forms to PTI Holdco within 90 days following the Effective Date, duly completed with the details of the number of shares transferred, the adjusted cost base of those shares and such agreed amounts as shall be determined by the Eligible Holders for the purposes of such elections. Thereafter, subject to the election forms complying with the provisions of the ITA and any corresponding applicable provincial legislation, the forms will be signed by PTI Holdco and returned to the Eligible Holders within 30 days of receipt of such elections by PTI Holdco for filing with Canada Customs and Revenue Agency or any corresponding applicable provincial agency.

         (b) The applicable agreed amount for the purposes of any election to be made in accordance with Section 2.2(a) must comply with the following rules:

                  (i) the agreed amount may not be less than the fair market value, on the Effective Date, of the consideration (other than Exchangeable Shares) received by an Eligible Holder for the disposition to PTI Holdco of the New PTI Shares to which the election applies;

                  (ii)   the agreed amount may not be less than the lesser of
                         (A) the adjusted cost base to the Eligible Holder of the New PTI Shares to which the election applies, determined immediately before the time of the exchange, and (B) the fair market value of such New PTI Shares at that time;

                  (iii) the agreed amount may not exceed the fair market value of the New PTI Shares to which the election applies at the time of the exchange.

                                   ARTICLE 3
                                RIGHTS OF DISSENT

3.1      RIGHTS OF DISSENT

         Registered Shareholders may exercise rights of dissent with respect to their PTI Common Shares pursuant to and in the manner set forth in section 184 of the ABCA (as modified by the Interim Order) and this Section 3.1 (the "Dissent Procedures") in connection with the Arrangement, and holders who duly exercise such rights of dissent and who:

         (a) are ultimately entitled to be paid fair value for the PTI Common Shares shall be deemed to have transferred such PTI Common Shares to PTI for cancellation on the Effective Date; or

         (b) are ultimately not entitled, for any reason, to be paid the fair value for their PTI Common Shares shall be deemed to have participated in the Arrangement on the same basis as any nondissenting Shareholder, as the case may be, but in no case shall PTI be required to recognize such holders as Shareholders on and after the Effective Time, and the names of such persons shall be deleted from the registers of Shareholders at the Effective Time.

                                   ARTICLE 4
                       CERTIFICATES AND FRACTIONAL SHARES

4.1      ISSUANCE OF CERTIFICATES REPRESENTING EXCHANGEABLE SHARES

         At or promptly after the Effective Time, PTI Holdco shall deposit with the Depositary, for the benefit of the Shareholders who ultimately exchanged their PTI Common Shares for Exchangeable Shares pursuant to the Arrangement, certificates representing the Exchangeable Shares issued pursuant to the Arrangement upon the exchange. Upon surrender to the Depositary of a certificate which immediately prior to the Effective Time represented outstanding PTI Common Shares, and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall forthwith deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Exchangeable Shares which such holder has the right to receive pursuant to the Arrangement (together with any dividends or distributions with respect thereto pursuant to Section 4.2 and any cash in lieu of fractional Exchangeable Shares pursuant to Section 4.3), and any certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of PTI Common Shares which is not registered in the transfer records of PTI, a certificate representing the proper number of Exchangeable Shares (together with any dividends or distributions with respect thereto pursuant to Section 4.2 and any cash in lieu of fractional Exchangeable Shares pursuant to Section 4.3) shall be delivered to a transferee if the certificate representing such PTI Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.1, each certificate which immediately prior to the Effective Time represented outstanding PTI Common Shares shall be deemed at any time after the Effective Time, but subject to Section 4.8, to represent only the right to receive upon such surrender (a) the certificate representing Exchangeable Shares as contemplated by this Section 4.1, (b) a cash payment in lieu of any fractional Exchangeable Shares as contemplated by Section 4.3 and (c) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to Exchangeable Shares as contemplated by Section 4.2.

4.2      DIVIDENDS AND OTHER DISTRIBUTIONS

         No dividends or other distributions declared or made after the Effective Time with respect to the Exchangeable Shares with a record date after the Effective Time shall be paid to the holder of any formerly outstanding PTI Common Shares which were not exchanged pursuant to Section 2.1, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.3 (and no interest will be earned and payable thereon), unless and until the certificate representing such PTI Common Shares shall be surrendered in accordance with Section 4.1. Subject to applicable law and to Section 4.8, at the time of such surrender of any such certificate (or, in the case of clause
(c) below, at the appropriate payment date), there shall be paid to the holder of the Exchangeable Shares resulting from such exchange, in all cases without interest, (a) the amount of any cash payable in lieu of a fractional Exchangeable Share to which such holder is entitled pursuant to Section 4.3, (b) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such Exchangeable Shares, and
(c) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such Exchangeable Shares.

4.3      NO FRACTIONAL SHARES

         No certificates or scrip representing fractional Exchangeable Shares shall be issued upon the surrender for exchange of certificates pursuant to
Section 4.1, and such fractional interests shall not entitle the owner thereof to vote or to possess or exercise any rights as a security holder of PTI Holdco. In lieu of any such fractional interests, each person entitled thereto will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (a) such fractional interest, multiplied by (b) the OSI IPO Price, such amount to be provided to the Depositary by PTI Holdco upon request.

4.4      ISSUANCE OF CERTIFICATES REPRESENTING OSI COMMON STOCK

         At or promptly after the Effective Time, OSI shall deposit with the Depositary, for the benefit of the U.S. PTI Shareholders who ultimately exchanged their PTI Common Shares for shares of OSI Common Stock pursuant to
Section 2.1(c) of the Arrangement, certificates representing the shares of OSI Common Stock issued pursuant to the Arrangement upon the exchange. Upon surrender to the Depositary of a certificate which immediately prior to the Effective Time represented outstanding PTI Common Shares, and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall forthwith deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of shares of OSI Common Stock which such holder has the right to receive pursuant to Section 2.1(c) of the Arrangement (together with any dividends or distributions with respect thereto pursuant to Section 4.5 and any cash in lieu of fractional Exchangeable Shares pursuant to Section 4.6), and any certificate so surrendered shall forthwith be canceled. Until surrendered as contemplated by this Section 4.4, each certificate held by a U.S. PTI Shareholder which immediately prior to the Effective Time represented outstanding PTI Common Shares shall be deemed at any time after the Effective Time, but subject to
Section 4.8, to represent only the right to receive upon such surrender (a) the certificate representing shares of OSI Common Stock as contemplated by this
Section 4.4, (b) a cash payment in lieu of any fractional share of OSI Common Stock as contemplated by Section 4.6 and (c) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to OSI Common Stock as contemplated by Section 4.5.

4.5      DIVIDENDS AND OTHER DISTRIBUTIONS

         No dividends or other distributions declared or made after the Effective Time with respect to the OSI Common Stock with a record date after the Effective Time shall be paid to the U.S. PTI Shareholder of any formerly outstanding PTI Common Shares which were not exchanged pursuant to Section 2.1, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.6 (and no interest will be earned and payable thereon), unless and until the certificate representing such PTI Common Shares shall be surrendered in accordance with Section 4.4. Subject to applicable law and to Section 4.8, at the time of such surrender of any such certificate (or, in the case of clause (c) below, at the appropriate payment date), there shall be paid to the holder of the shares of OSI Common Stock resulting from such exchange, in all cases without interest, (a) the amount of any cash payable in lieu of a fractional share of OSI Common Stock to which such holder is entitled pursuant to Section 4.6, (b) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such OSI Common Stock, and (c) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such OSI Common Stock.

4.6      NO FRACTIONAL SHARES

         No certificates or scrip representing fractional shares of OSI Common stock shall be issued upon the surrender for exchange of certificates pursuant to Section 4.4, and such fractional interests shall not entitle the owner thereof to vote or to possess or exercise any rights as a security holder of OSI. In lieu of any such fractional interests, each U.S. PTI Shareholder entitled thereto will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (a) such fractional interest, multiplied by (b) the OSI IPO Price, such amount to be provided to the Depositary by OSI upon request.

4.7      LOST CERTIFICATES

         If any certificate which immediately prior to the Effective Time represented outstanding PTI Common Shares which were exchanged pursuant to
Section 2.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Exchangeable Shares (together with any dividends or distributions with respect thereto pursuant to Section 4.2 and any cash in lieu of a fractional Exchangeable Share pursuant to Section 4.3) or, in the case of a U.S. PTI Shareholder, certificates representing shares of OSI Common Stock (together with any dividends or distributions with respect thereto pursuant to Section 4.5 and any cash in lieu of a fractional share of OSI Common Stock pursuant to Section 4.6) deliverable in respect thereof as determined in accordance with Section 2.1. When seeking such certificate and payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Exchangeable Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to PTI Holdco, OSI and the Transfer Agent, as the case may be, in such sum as PTI Holdco or OSI may direct or otherwise indemnify PTI Holdco, OSI and the Transfer Agent in a manner satisfactory to PTI Holdco, OSI and the Transfer Agent against any claim that may be made against PTI Holdco, OSI or the Transfer Agent with respect to the certificate alleged to have been lost, stolen or destroyed.

4.8      EXTINGUISHMENT OF RIGHTS

         Any certificate which immediately prior to the Effective Time represented outstanding PTI Common Shares which were exchanged pursuant to
Section 2.1 and has not been deposited, with all other instruments required by
Section 4.1, on or prior to the sixth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a Shareholder or a holder of Exchangeable Shares or shares of OSI Common Stock. On such date, (a) the Exchangeable Shares (and any dividends or distributions with respect thereto and any cash pursuant to Section 4.3) to which the former registered holder of the certificate referred to in the preceding sentence (other than a U.S. PTI Shareholder) was ultimately entitled (or, if the Automatic Redemption Date has occurred, the resulting shares of OSI Common Stock) shall be deemed to have been surrendered to PTI Holdco (or, in the event that the Automatic Redemption Date has occurred, OSI), together with all entitlements to dividends, distributions, cash and interest thereon held for such former registered holder, for no consideration and such shares shall thereupon be canceled and the name of the former registered holder shall be removed from the register of holders of such shares; (b) the shares of OSI Common Stock (and any dividends or distributions with respect thereto and any cash pursuant to Section 4.6) to which the former U.S. PTI Shareholder referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to OSI, together with all entitlements to dividends, distributions, cash and interest thereon held for such former U.S. PTI Shareholder for no consideration and such shares shall thereupon be cancelled and the name of the former U.S. PTI Shareholder shall be removed from the register of holders of such shares.

                                    ARTICLE 5
                                    AMENDMENT

5.1      PLAN OF ARRANGEMENT AMENDMENT

         PTI reserves the right to amend, modify and/or supplement this Plan of Arrangement from time to time at any time prior to the Effective Time provided that any such amendment, modification or supplement must be contained in a written document that is (a) agreed to by OSI and PTI Holdco, (b) filed with the Court and, if made following the Meeting, approved by the Court and (c) communicated to Shareholders and Optionholders in the manner required by the Court (if so required).

         Any amendment, modification or supplement to this Plan of Arrangement may be proposed by PTI at any time prior to or at the Meeting (provided that OSI and PTI Holdco shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

         Any amendment, modification or supplement to this Plan of Arrangement which is approved by the Court following the Meeting shall be effective only (a) if it is consented to by PTI, (b) if it is consented to by OSI and PTI Holdco and (c) if required by the Court or applicable law, it is consented to by the Shareholders, Optionholders or the holders of Exchangeable Shares, as the case may be.

         Notwithstanding the foregoing, this Plan of Arrangement may be amended in the manner contemplated by Section 11.9(d) of the Combination Agreement prior to, at or following the Meeting and prior to or following the approval of this Plan of Arrangement by the Court without notice to or the consent or approval of the Shareholders, Optionholders, holders of Exchangeable Shares, or the Court.

                                 APPENDIX "A" TO
                               PLAN OF ARRANGEMENT

THIS AGREEMENT OF AMALGAMATION is made this 14th day of February, 2001

AMONG:

                  PTI GROUP INC., a corporation, amalgamated under the laws of the Province of Alberta (herein called "PTI")

                                                               OF THE FIRST PART

                  - and -

                  892492 ALBERTA INC., a corporation incorporated under the laws of the Province of Alberta (herein called "PTI Amalco")

                                                             OF THE SECOND PART.

RECITALS:

A. As part of an arrangement involving PTI, PTI Amalco and PTI Holdco Inc. ("PTI Holdco") (the "Arrangement") under Section 186 of the Business Corporations Act (Alberta) being Chapter B-15 of the Statutes of Alberta, 1981 (the "Act") pursuant to a Plan of Arrangement (the "Plan") which was approved by an order of the Court of Queen's Bench of Alberta on the 8th day of September, 2000, PTI and PTI Amalco (herein sometimes referred to jointly as the "Amalgamating Corporations" and either one of which may hereinafter be referred to as an "Amalgamating Corporation"), each being a valid and subsisting corporation in good standing under the Act, have agreed to amalgamate upon the terms and conditions and in accordance with the mode of carrying the amalgamation into effect, as set out in the Plan and in this Agreement;

B.   PTI was amalgamated under the laws of Alberta the 8th day of January, 1997;

C. PTI is authorized to issue an unlimited number of common shares (the "PTI Common Shares"), of which 7,798,900 PTI Common Shares are presently issued and outstanding as fully paid and non-assessable shares in the capital of PTI;

D. PTI Amalco was incorporated under the laws of the Province of Alberta on the 11th day of August, 2000 and is a wholly owned subsidiary of PTI Holdco;

E. PTI Amalco is authorized to issue an unlimited number of Class A Common Shares of which 100 Class A Common Shares are presently issued and outstanding as fully paid and non-assessable shares in the capital of PTI Amalco;

F. Each of the Amalgamating Corporations has made full disclosure to the other of all their respective assets and liabilities.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the mutual promises herein contained and other good and valuable consideration, the parties agree each with the other as follows:

1. The Amalgamating Corporations shall amalgamate and continue as one corporation (herein sometimes referred to as the "Amalgamated Corporation") under the provisions of the Act upon the terms and conditions, and in accordance with the mode of carrying the amalgamation into effect, as hereinafter set out;

2.   The name of the Amalgamated Corporation shall be "PTI Group Inc.";

3. The Registered Office of the Amalgamated Corporation shall be 2900, 10180 - 101 Street, Edmonton, Alberta, T5J 3V5;

4. The Amalgamated Corporation shall be authorized to issue an unlimited number of Class A Common Shares, an unlimited number of Class B Common Shares, an unlimited number of Class C Common Shares and an unlimited number of Class D Common Shares of which 4,722,490 Class A Common Shares, 1,500,000 Class B Common Shares, 904,200 Class C Common Shares and 634,265 Class D Common Shares shall be issued and outstanding on the basis hereinafter set out;

5. There shall be no restrictions on the business the Amalgamated Corporation may carry on or on the powers of the Amalgamated Corporation may exercise;

6. The right to transfer shares of the Amalgamated Corporation shall be restricted in that no shares shall be transferred without the approval of the Board of Directors;

7. The number of shareholders of the Amalgamated Corporation exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Amalgamated Corporation, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Amalgamated Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder;

8. Any invitation to the public to subscribe for any securities of the Amalgamated Corporation shall be prohibited;

9. Upon the amalgamation of the Amalgamating Corporations and their continuance as one corporation becoming effective:

     (a) the Amalgamating Corporations' property shall continue to be the property of the Amalgamated Corporation;

     (b) the Amalgamated Corporation shall continue to be liable for the Amalgamating Corporations' obligations;

     (c) an existing cause of action, claim or liability to the prosecution relating to one or both of the Amalgamating Corporations shall be unaffected;

     (d) a civil, criminal or administrative action or proceeding pending by or against one or both of the Amalgamating Corporations may be continued to be prosecuted by or against the Amalgamated Corporation;

     (e) a conviction against, or ruling, order or judgment in favour of or against, one or both of the Amalgamating Corporations may be enforced by or against the Amalgamated Corporation; and

     (f) the Amalgamated Corporation's articles of amalgamation shall be deemed to be its articles of incorporation and the Amalgamated Corporation's certificate of amalgamation shall be deemed to be its certificate of incorporation;

10. The names, occupations and places of residence of the first directors and officers of the Amalgamated Corporation shall be:

              NAME AND OCCUPATION                        ADDRESS                                OFFICE HELD
         ------------------------------      ---------------------------------         -------------------------------
         Cindy B. Taylor                     333 Clay Street, Suite 3460               Director
                                             Houston, TX 77002

         Sandy Slator                        3050 Parsons Road N.W.                    Director, President and
                                             Edmonton, AB T6N 1B1                      Chief Executive Officer

11. The foregoing first directors shall hold office until the first meeting of shareholders of the Amalgamated Corporation, or until their successors are elected or appointed. Subject to the provisions of the Act and any unanimous shareholder agreement, the Board of Directors shall manage the business and affairs of the Amalgamated Corporation;

12. The Articles of Amalgamation of the Amalgamated Corporation shall be those attached hereto as Schedule "A";

13. Until repealed, amended, altered or added to, so far as applicable, the by-laws of PTI at the time of the Amalgamation becomes effective shall be the by-laws of the Amalgamated Corporation, a copy of which is attached hereto as Schedule "B";

14. The manner of converting the authorized and issued capital of each of the Amalgamating Corporations into that of the Amalgamated Corporation shall be as follows:

     (a) the Amalgamated Corporation shall issue to PTI Holdco one Class A Common Share for each of its PTI Common Shares;

     (b) the Amalgamated Corporation shall issue to PTI Holdco one Class A Common Share for each of its common shares in the capital of PTI Amalco;

     (c) the Amalgamated Corporation shall issue to 812375 Alberta Ltd. ("812375") one Class B Common Share for each of its PTI Common Shares;

     (d) the Amalgamated Corporation shall issue to R.J.M. Equities Inc. ("RJM") one Class C Common Share for each of its PTI Common Shares;

     (e) the Amalgamated Corporation shall issue to each of the holders of PTI Common Shares, other than 812375, RJM and PTI Holdco and holders of PTI Common Shares in respect of which rights of dissent have been exercised pursuant to

          Article 3 of the Plan and which have been cancelled pursuant to
          Section 2.1(a) thereof, one Class D Common Share for each of their PTI Common Shares;

15. The Arrangement has been considered and ratified by the holders of the shares of the Amalgamating Corporations and of PTI at special meetings called for this purpose or by resolutions in writing signed by all shareholders entitled to vote on that resolution, as the case may be; and

16. To the extent that there is any conflict or inconsistency between the terms of this Agreement and the Plan the terms of the Plan shall prevail and the terms of this Agreement shall be amended accordingly.

     IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first written above.


                                             PTI GROUP INC.

                                             Per: /s/ SANDY SLATOR
                                                 -------------------------------


                                             892492 ALBERTA INC.

                                             Per: /s/ SANDY SLATOR
                                                 -------------------------------

--------------------------------------------------------------------------------
                        BUSINESS CORPORATIONS ACT                         FORM 9
                                  (SECTION 179)


ALBERTA

     MUNICIPAL AFFAIRS
            Registries                                  ARTICLES OF AMALGAMATION
--------------------------------------------------------------------------------
1.   NAME OF CORPORATION:                      2.   CORPORATE ACCESS NUMBER:

     PTI GROUP INC.
--------------------------------------------------------------------------------
3. THE CLASSES, AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

     See attached "Share Capital".
--------------------------------------------------------------------------------
4.   RESTRICTIONS ON SHARE TRANSFERS (IF ANY):

     The transfer of shares is restricted; no share of the Corporation may be transferred without the approval of the Board of Directors.
--------------------------------------------------------------------------------
5. NUMBER, OR MINIMUM AND MAXIMUM NUMBER, OF DIRECTORS THAT THE CORPORATION MAY HAVE:

     Minimum:  One (1);  Maximum:  Fifteen (15).
--------------------------------------------------------------------------------
6.   RESTRICTIONS IF ANY ON BUSINESS THE CORPORATION MAY CARRY ON:

     None.
--------------------------------------------------------------------------------
7.   OTHER PROVISIONS IF ANY:

     See attached "Other Rules and Provisions".
--------------------------------------------------------------------------------
8.   NAME OF AMALGAMATING CORPORATIONS.              CORPORATE ACCESS NO.
--------------------------------------------------------------------------------

     892492 ALBERTA INC.                                  208924928

     PTI GROUP INC.                                       207207770
--------------------------------------------------------------------------------
9.        DATE                     SIGNATURE                   TITLE

       FEBRUARY 14, 2001       /s/ SANDY SLATOR            President and
                             ----------------------        Chief Executive
                              R.A. (Sandy) Slator          Officer
--------------------------------------------------------------------------------
FOR DEPARTMENTAL USE ONLY                                      FILED
--------------------------------------------------------------------------------

                                  SHARE CAPITAL

A. The Corporation is authorized to issue an unlimited number of Class A Common Shares, Class B Common Shares, Class C Common Shares and Class D Common Shares having attached thereto the following rights, privileges, restrictions and conditions:

I.   CLASS A COMMON SHARES

     1.1  Dividends

          (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class A Common Shares, holders of Class A Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

     1.2  Liquidation

          (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class A Common Shares, the holders of Class A Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation pro rata with the Class B Common, Class C Common and Class D Common Shares.

     1.3  Voting

          (i) The holders of the Class A Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Class A Common Share held.

II.  CLASS B COMMON SHARES

     1.1  Dividends

          (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class B Common Shares, holders of Class B Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

     1.2  Liquidation

          (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class B Common Shares, the holders of Class B Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation pro rata with the Class A Common, Class C Common and Class D Common Shares.

     1.3  Voting

          (i) The holders of the Class B Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Class B Common Share held.

III.     CLASS C COMMON SHARES

     1.1  Dividends

          (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class C Common Shares, holders of Class C Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

     1.2  Liquidation

          (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class C Common Shares, the holders of Class C Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation pro rata with the Class A Common, Class B Common and Class D Common Shares.

     1.3  Voting

          (i) The holders of the Class C Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Class C Common Share held.

IV. CLASS D COMMON SHARES

     1.1  Dividends

          (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class D Common Shares, holders of Class D Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

     1.2  Liquidation

          (i) Subject to the rights attaching to any other classes of shares ranking prior to the Class D Common Shares, the holders of Class D Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation pro rata with the Class A Common, Class B Common and Class C Common Shares.

     1.3  Voting

          (i) The holders of the Class D Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Class D Common Share held.

                           OTHER RULES AND PROVISIONS

1.   The number of shareholders of the Corporation, exclusive of:

     (a) persons who are in its employment and are shareholders of the Corporation; and

     (b) persons who, having been formerly in the employment of the Corporation, were while in that employment, shareholders of the Corporation and have continued to be shareholders of the Corporation after termination of that employment;

     is limited to fifty persons, two or more persons who are joint registered owners of one or more shares being counted as one shareholder.

2. Any invitation to the public to subscribe for the securities of the Corporation is prohibited.

3. There is a lien on shares registered in the name of a shareholder for a debt to the Corporation.

4. Subject to the provisions of the Business Corporations Act (Alberta), the directors may, between annual general meetings, appoint one or more additional directors to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed one-third (1/3) of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

                                  SCHEDULE "B"




                                 BY-LAW NUMBER 1

                           A BY-LAW RELATING GENERALLY
                            TO THE TRANSACTION OF THE
                             BUSINESS AND AFFAIRS OF
                                 PTI GROUP INC.

                                     PART I
                         DEFINITIONS AND INTERPRETATION

SECTION 1.1       DEFINITIONS

In the By-laws, unless the context otherwise requires:

(a) "Act" means the Business Corporations Act (Alberta), .as amended, and all regulations under the Act in force from time to time;

(b)  "appoint" includes elect and vice versa;

(c) "Articles" includes the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution and articles of revival of the Corporation, and any amendment to any of them;

(d)  "Board" means the board of directors of the Corporation;

(e) "By-laws" means this by-law and all other by-laws of the Corporation from time to time in force;

(f)  "Corporation" means PTI Group Inc.;

(g) "Director" means an individual who is duly elected or appointed as a director of the Corporation;

(h) "Indemnified Party" has the meaning set out in section 5.2 for purposes of that section;

(i)  "Officer" means any officer of the Corporation appointed by the Board; and

(j)  "Shareholder" means a shareholder of the Corporation.

SECTION 1.2       INTERPRETATION

In the By-laws, except if defined in section 1.1 or the context does not permit:

(a) words and expressions defined in the Act have the meaning given to them in the Act;

(b)  words importing the singular include the plural and vice versa;

(c)  words importing gender include masculine, feminine and neuter genders; and

(d)  words importing persons include bodies corporate.

SECTION 1.3       HEADINGS

The headings used in the By-laws are inserted for convenience of reference only. The headings are not to be considered or taken into account in construing the terms of the By-laws nor are they to be deemed in any way to clarify, modify or explain the effect of any term of the By-laws.

SECTION 1.4       BY-LAWS SUBJECT TO THE ACT, ETC.

The By-laws are subject to the Act, any unanimous shareholder agreement relating to the Corporation and the Articles, in that order.

                                     PART II
                                  SHAREHOLDERS

SECTION 2.1       PLACE AND TIME OF MEETINGS

Meetings of Shareholders may be held at the place within Alberta and at the time the Board determines. A meeting of Shareholders may be held outside Alberta if all the Shareholders entitled to vote at that meeting agree to holding the meeting outside Alberta. A Shareholder who attends a meeting of Shareholders held outside Alberta is deemed to have agreed to holding the meeting outside Alberta, except when the Shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

SECTION 2.2       CALLING OF MEETINGS

The Board must call an annual meeting of Shareholders not later than 15 months after holding the last preceding annual meeting and may at any time call a special meeting of Shareholders to be held at the place within Alberta and at the time the Board determines.

SECTION 2.3       NOTICE OF MEETINGS

Notice of the time and place of a meeting of Shareholders must be sent not less than 21 days and not more than 50 days before the meeting:

(a)  to each Shareholder entitled to vote at the meeting;

(b)  to each Director; and

(c)  to the auditor of the Corporation.

SECTION 2.4       NOTICE TO JOINT SHAREHOLDERS

If two or more persons are registered as joint holders of any share, notice to one of those persons is sufficient notice to all of them. A notice must be addressed to all those joint holders and the address to be used by the Corporation must be the address appearing in the securities register of the Corporation in respect of that joint holding or the first address appearing if there is more than one address.

SECTION 2.5       FAILURE TO GIVE NOTICE

The accidental failure to give notice of a meeting of Shareholders to any person entitled to a notice or any error in a notice not affecting its substance does not invalidate any action taken at the meeting to which the notice relates.

SECTION 2.6       WAIVER OF NOTICE

A Shareholder or any other person entitled to attend a meeting of Shareholders may waive, in any manner, notice of a meeting of Shareholders. Attendance of a Shareholder or other person at a meeting of

Shareholders is a waiver of notice of the meeting, except when the Shareholder or other person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

SECTION 2.7       NOTICE OF ADJOURNED MEETINGS

With the consent of the Shareholders present at a meeting of Shareholders, the chairperson may adjourn that meeting to another fixed time and place. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of less than 30 days, it is not necessary to give notice of the adjourned meeting, other than by verbal announcement at the time of the adjournment. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting must be given as for the original meeting.

SECTION 2.8       PERSONS ENTITLED TO BE PRESENT

The only persons entitled to be present at a meeting of Shareholders are:

(a)  the Shareholders entitled to vote at the meeting;

(b) any individual authorized by a resolution of the directors or governing body of a body corporate or association which is a Shareholder entitled to vote at the meeting;

(c)  the Directors and Officers;

(d)  the auditor of the Corporation; and

(e) any others who, although not entitled to vote, are entitled or required under any provision of the Act, any unanimous shareholder agreement, the Articles or the By-laws to be present at the meeting.

Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.

SECTION 2.9       MEETING BY TELEPHONE

Any person described in paragraphs (a) through (e) of section 2.8 may participate in a meeting of the Shareholders by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other. A Shareholder participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

SECTION 2.10      QUORUM

A quorum of Shareholders is present at a meeting of Shareholders if the holders of a majority of the shares entitled to vote at the meeting are present in person or represented by proxy.

SECTION 2.11      LOSS OF QUORUM

If a quorum is present at the opening of a meeting of Shareholders, the Shareholders present may proceed with the business of the meeting, even if a quorum is not present throughout the meeting.

SECTION 2.12      CHAIRPERSON

The chairperson of any meeting of Shareholders will be the first mentioned of the following Officers (if appointed) present at the meeting: Chairman of the Board, President, Senior Vice-President or any other Vice-President. If none of the Chairman of the Board, President or Senior Vice-President is present at the meeting, and if more than one Vice-President is present, the first Vice-President to arrive will be chairperson of the meeting. If none of the foregoing Officers is present, the Shareholders present and entitled to vote at the meeting may choose a chairperson from among those individuals present.

SECTION 2.13      PROCEDURE AT MEETINGS

The chairperson of any meeting of Shareholders will conduct the proceedings at the meeting in all respects. The chairperson's decision on any matter or thing relating to procedure, including, without limiting the generality of the foregoing, any question regarding the validity of any instrument of proxy, is conclusive and binding upon the Shareholders.

SECTION 2.14      VOTING

Voting at a meeting of Shareholders must be by a show of hands of those present in person or represented by proxy or by a verbal poll of those present by telephone or other communication facilities. If a ballot is required by the chairperson of the meeting or is demanded by a Shareholder or proxy entitled to vote at the meeting, either before or on. the declaration of the result of a vote by a show of hands or verbal poll, voting must be by ballot. A demand for a ballot may be withdrawn at any time before the ballot is taken. If a ballot is taken on a question, a prior vote on that question by show of hands or verbal poll has no effect. At every meeting a Shareholder present in person or represented by proxy or present by telephone or other communication facilities and entitled to vote has one vote on a show of hands and, subject to the Articles, one vote on a ballot for each share held.

SECTION 2.15      DECISION ON QUESTIONS

At every meeting of Shareholders all questions proposed for the consideration of Shareholders must be decided by the majority of votes, unless otherwise required by the Act or the Articles. In the case of an equality of votes, the chairperson does not, either on a show of hands or verbal poll or on a ballot, have a casting vote in addition to the vote or votes to which the chairperson may be entitled as a Shareholder or proxy.

SECTION 2.16      RESOLUTION IN LIEU OF MEETING

A resolution in writing signed by all the Shareholders entitled to vote on that resolution is as valid as if it had been passed at a meeting of the Shareholders. A resolution in writing may be signed in one or more counterparts, all of which together constitute the same resolution. A facsimile of a signed counterpart of a resolution in writing is as valid as an originally signed counterpart.

                                    PART III
                                    DIRECTORS

SECTION 3.1       NUMBER OF DIRECTORS

The Board consists of that number of Directors as the Shareholders may determine from time to time by ordinary resolution, but there must not be less than the minimum and not more than the maximum number of Directors permitted by the Articles at any one time.

SECTION 3.2       ELECTION AND TERM OF OFFICE

At each annual meeting of Shareholders at which an election of Directors is required, the Shareholders, by ordinary resolution, must elect Directors to hold office for a term expiring not later than the close of the next annual meeting of Shareholders following the election.

SECTION 3.3       CALLING OF MEETINGS

The Chairman of the Board, if any, the President or any Director may call a meeting of Directors. A meeting of Directors may be held at any place within the municipality in which the registered office of the Corporation is located or at any other place determined by the Board.

SECTION 3.4       NOTICE OF MEETINGS

Notice in writing of the time and place of a meeting of Directors must be sent to each Director not less than 48 hours before the time fixed for that meeting.

SECTION 3.5       FAILURE TO GIVE NOTICE

The accidental failure to give notice of a meeting of Directors to any Director entitled to a notice or any error in a notice not affecting its substance does not invalidate any action taken at the meeting to which the notice relates.

SECTION 3.6       WAIVER OF NOTICE

A Director may waive, in any manner, notice of a meeting of Directors. Attendance of a Director at a meeting of Directors is a waiver of notice of the meeting, except when the Director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

SECTION 3.7       MEETINGS WITHOUT NOTICE

No notice of meeting need be given:

(a) to a newly elected Board following its election at an annual or special meeting of Shareholders; or

(b) for a meeting of Directors at which a Director is appointed to fill a vacancy in the Board,

if a quorum is present.

SECTION 3.8       MEETING BY TELEPHONE

If all the Directors consent, a Director may participate in a meeting of Directors or of a committee of Directors by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other. A Director participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

SECTION 3.9       QUORUM

From time to time the Directors may fix the quorum for meetings of Directors or of a committee of Directors, but unless so fixed, a majority of the Directors or of a committee of Directors constitutes a quorum and, to the extent required by the Act, no business may be transacted unless at least one-half of the Directors present are resident Canadians.

SECTION 3.10      CHAIRPERSON OF MEETINGS

The chairperson of any meeting of Directors will be the first mentioned of the following Officers (if appointed) who is a Director and is present at the meeting: Chairman of the Board, President, Senior Vice-President or any other Vice-President. If none of the Chairman of the Board, President or Senior Vice-President is present at the meeting, and if more than one Vice-President is present, the first Vice-President to arrive will be chairperson of the meeting. If none of the foregoing Officers is present, the Directors present may choose one of their number to be chairperson of the meeting.

SECTION 3.11      DECISION ON QUESTIONS

At every meeting of Directors all questions proposed for the consideration of the Directors must be decided by the majority of votes. In the case of an equality of votes, the chairperson does not have a casting vote.

SECTION 3.12      RESOLUTION IN LIEU OF MEETING

A resolution in writing signed by all the Directors entitled to vote on that resolution at a meeting of Directors or committee of Directors is as valid as if it had been passed at a meeting of Directors or committee of Directors. A resolution in writing may be signed in one or more counterparts, all of which together constitute the same resolution. A facsimile of a signed counterpart of a resolution in writing is as valid as an originally signed counterpart.

SECTION 3.13      BORROWING POWER

Without authorization of the Shareholders, the Directors may authorize the Corporation to:

(a)  borrow money on the credit of the Corporation;

(b)  issue, reissue, sell or pledge debt obligations of the Corporation;

(c) subject to section 42 of the Act, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The Directors, by resolution, may delegate to a Director, a committee of Directors or an Officer all or any of the powers conferred on them by this section.

SECTION 3.14      COMPENSATION

The Corporation may pay to the Directors the remuneration fixed by the Board and may reimburse the Directors in respect of transportation and other expenses actually incurred in attending meetings of the Directors or in otherwise performing the duties of their office.

                                     PART IV
                                    OFFICERS

SECTION 4.1       APPOINTMENT OF OFFICERS

The Directors may designate offices of the Corporation and appoint individuals to those offices as they consider advisable. No Officer need be a Director. The same individual may hold two or more offices of the Corporation.

SECTION 4.2       TERM OF OFFICE

All Officers are subject to removal by the Directors, with or without cause. An Officer may resign at any time by giving notice to the Board.

SECTION 4.3       DUTIES OF OFFICERS

Subject to any limitations imposed by the Act, any unanimous shareholder agreement or the Articles, an Officer has all the powers and authority and must perform all the duties usually incident to, or specified by the By-laws or the Board for, the office held.

                                     PART V
                          LIABILITY AND INDEMNIFICATION

SECTION 5.1       LIMITATION OF LIABILITY

Every Director and Officer in exercising the powers and discharging the duties of office must act honestly and in good faith with a view to the best interests of the Corporation and must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. No Director or Officer is liable for:

(a) the acts, omissions or defaults of any other Director or Officer or an employee of the Corporation,

(b) any loss, damage or expense incurred by the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation,

(c) the insufficiency or deficiency of any security in or upon which any of the money of the Corporation is invested,

(d) any loss or damage arising from the bankruptcy, insolvency or tortious or criminal acts of any person with whom any of the Corporation's money is, or securities or other property are, deposited,

(e)  any loss occasioned by any error of judgment or oversight, or

(f) any other loss, damage or misfortune which occurs in the execution of the duties of office or in relation to it,

unless occasioned by the wilful neglect or default of that Director or Officer. Nothing in this By-law relieves any Director or Officer of any liability imposed by the Act or otherwise by law.

SECTION 5.2       INDEMNITY

Subject to the Act, the Corporation indemnifies a Director or Officer, a former Director or Officer and a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (the "Indemnified Parties") and the heirs and legal representatives of each of them, against all costs, charges and expenses, which includes, without limiting the generality of the foregoing, the fees, charges and disbursements of legal counsel on an as-between-a-solicitor-and-his-own-client basis and an amount paid to settle an action or satisfy a judgment, reasonably incurred by an Indemnified Party, or the heirs or legal representatives of an Indemnified Party, or both, in respect of any action or proceeding to which any of them is made a party by reason of an Indemnified Party being or having been a director or officer of the Corporation or that body corporate, if:

(a) the Indemnified Party acted honestly and in good faith with a view to the best interests of the Corporation; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Party had reasonable grounds for believing that the Indemnified Party's conduct was lawful.

The Corporation indemnifies an Indemnified Party and the heirs and legal representatives of an Indemnified Party in any other circumstances that the Act permits or requires. Nothing in this By-law limits the right of a person entitled to indemnity to claim indemnity apart from the provisions of this By-law.

SECTION 5.3       INSURANCE

The Corporation may purchase and maintain insurance for the benefit of a person referred to in section 5.2 against the liabilities and in the amounts the Act permits and the Board approves.

                                 APPENDIX "B" TO
                               PLAN OF ARRANGEMENT

                       SHARE CAPITAL AND OTHER PROVISIONS
                              TO BE INCLUDED IN THE
                RESTATED ARTICLES OF INCORPORATION OF PTI HOLDCO

                                A. SHARE CAPITAL

                    PROVISIONS ATTACHING TO THE COMMON SHARES

         The common shares ("Common Shares") in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

DIVIDENDS

         Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Shares, holders of Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

LIQUIDATION

         Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Shares, the holders of Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation.

VOTING

         The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Common Share held.

                 PROVISIONS ATTACHING TO THE EXCHANGEABLE SHARES

         The Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions:

                                   ARTICLE 1
                                 INTERPRETATION

1.1 For the purposes of these rights, privileges, restrictions and conditions:

         "Act" means the Business Corporations Act (Alberta), as amended, consolidated or reenacted from time to time.

         "Aggregate Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of OSI Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of Exchangeable Shares then issued and outstanding and held by holders (other than OSI and its Subsidiaries) multiplied by (ii) the number of votes to which a holder of one share of OSI Common Stock is entitled with respect to such matter, proposition or question.

         "Automatic Redemption Date" means the date for the automatic redemption by the Corporation of Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be the first to occur of (a) the date, if any, selected pursuant to this clause (a) by the Board of Directors of the Corporation, such date to be no earlier than the fifth anniversary of the Effective Date, (b) the date selected by the Board of Directors of the Corporation (such date to be no earlier than the third or fourth anniversary of the Effective Date of the Arrangement) at a time when less than 10% or 20%, respectively, of the number of Exchangeable Shares issuable on the Effective Date (other than Exchangeable Shares held by OSI and its Subsidiaries, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issuance or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into or carrying rights to acquire Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction involving or affecting the Exchangeable Shares), are outstanding, (c) the date the Board of Directors of the Corporation selects if an OSI Control Transaction occurs and the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such OSI Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is commercially or legally necessary to enable the completion of such OSI Control Transaction in accordance with its terms, (d) the Business Day following the day on which the holders of Exchangeable Shares fail to pass, at any meeting or vote, a resolution regarding any matter on which the holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation and which has been proposed by the Board of Directors of the Corporation, provided that this clause (d) shall not apply to any resolution to amend the Exchangeable Share Provisions, the Support Agreement or the Voting and Exchange Trust Agreement, or
(e) the Business Day following the day on which the holders of Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, if and to the extent such action is required, to approve or disapprove, as applicable, any change to, or in the rights of the holders of, Exchangeable Shares, if the approval or disapproval, as applicable, of such change would be required to maintain the economic and legal equivalence of the Exchangeable Shares and the OSI Common Stock.

         "Board of Directors" means the board of directors of the Corporation and any committee thereof acting within its authority.

         "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of Houston, Texas and Edmonton, Alberta.

         "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying:

         (a)  the Foreign Currency Amount by,

         (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

         "Combination Agreement" means the agreement so entitled dated as of July 31, 2000 by and among OSI, HWC Energy Services, Inc., Merger Sub-HWC, Inc., Sooner Inc., Merger Sub-Sooner, Inc. and PTI.

         "Common Shares" means the common shares in the capital of the Corporation.

         "Current Market Price" means, in respect of a share of OSI Common Stock on any date, the average of the closing price per share (computed and rounded to the third decimal point) of shares of OSI Common Stock during the period of 20 consecutive trading days ending not more than five trading days before such date on the New York Stock Exchange, or, if OSI Common Stock is not then traded on the New York Stock Exchange, on such other principal U.S. stock exchange or automated quotation system on which the OSI Common Stock is then listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if, in the opinion of the Board of Directors the public distribution or trading activity of OSI Common Stock during such period does not create a market which reflects the fair market value of a share of OSI Common Stock, then the Current Market Price of a share of OSI Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

         "Effective Date" has the meaning ascribed thereto in the Plan of Arrangement.

         "Exchangeable Share Consideration" means, with respect to each Exchangeable Share, for any acquisition of or redemption of or distribution of assets of the Corporation in respect of or purchase pursuant to these share provisions, the Plan of Arrangement, the Support Agreement or the Voting and Exchange Trust Agreement:

         (a) the Current Market Price of one share of OSI Common Stock deliverable in connection with such action;

         (b) a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of all declared, payable and unpaid, and all undeclared but payable, cash dividends deliverable in connection with such action; and

         (c) such stock or other property constituting any declared and unpaid, and all undeclared but payable, non-cash dividends deliverable in connection with such action,

provided that (i) that part of the consideration which represents (a) above, shall be fully paid and satisfied by the delivery of one share of OSI Common Stock that is freely tradeable, such share to be duly issued as a fully paid and non-assessable share, (ii) that part of the consideration which represents (c), above, unpaid shall be fully paid and satisfied by delivery of such non-cash items, and (iii) any such consideration shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest less any tax required to be deducted and withheld therefrom and without interest.

         "Exchangeable Share Price" means, for each Exchangeable Share, an amount equal to the aggregate of:

         (a)  the Current Market Price of a share of OSI Common Stock; plus

         (b) an additional amount equal to the full amount of all cash dividends declared, payable and unpaid on such Exchangeable Share; plus

         (c) an additional amount equal to all dividends declared and payable on OSI Common Stock which have not been declared on Exchangeable Shares in accordance herewith; plus

         (d) an additional amount representing non-cash dividends declared, payable and unpaid on such Exchangeable Share.

         "Exchangeable Shares" means the Exchangeable Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

         "freely tradeable", with respect to OSI Common Stock, means freely transferable under Canadian provincial securities laws and U.S. federal and state securities laws (pursuant to an effective resale shelf registration statement or otherwise and assuming the reasonable cooperation of the holder or recipient of OSI Common Stock in connection with any required resale shelf registration statement), except to the extent restrictions arise by reason of a person being a "control person" of OSI for the purposes of Canadian provincial securities laws or an "affiliate" of OSI for the purposes of United States federal or state securities laws, provided any trades in such securities are conducted through the facilities of a stock exchange outside Canada.

         "Liquidation Amount" has the meaning provided in Section 5.1.

         "Liquidation Call Right" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Liquidation Call Purchase Price" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Liquidation Date" has the meaning provided in Section 5.1.

         "OSI" means Oil States International, Inc., a corporation organized and existing under the laws of the State of Delaware and includes any successor corporation or any corporation in which the holders of OSI Common Stock hold securities resulting from the application of Section 2.7 of the Support Agreement.

         "OSI Call Notice" has the meaning provided in Section 6.3.

         "OSI Common Stock" means the shares of common stock of OSI, with a par value of U.S. $0.01 per share, having voting rights of one vote per share, and any other securities resulting from the application of Section 2.7 of the Support Agreement.

         "OSI Control Transaction" means any merger or amalgamation involving OSI, any tender offer for OSI, and any material sale of shares or rights or interests therein or thereto by OSI or similar transactions, or any proposal to do so, provided that upon completion of any such transaction the holders of OSI Common Stock immediately before such transaction would hold, directly or indirectly, less than 50% of the voting securities, or securities exchangeable or exercisable for or convertible into voting securities, of the merged or amalgamated corporation, the offeror or the purchaser, as the case may be.

         "OSI Dividend Declaration Date" means the date on which the board of directors of OSI declares any dividend on the OSI Common Stock.

         "OSI Special Share" means the one share of Special Voting Stock of OSI, with a par value of U.S. $0.01, and having voting rights at meetings of holders of OSI Common Stock equal to the Aggregate Equivalent Voting Amount.

         "OSI ULC" has the meaning provided in the Voting and Exchange Trust Agreement.

         "PTI" means PTI Group Inc., a corporation organized and existing under the Act.

         "Plan of Arrangement" means the plan of arrangement involving and affecting PTI and the holders of common shares and options, PTI Amalco and the holders of its shares, the Corporation and the holders of its shares, OSI and OSI ULC under section 186 of the Act contemplated in the Combination Agreement, as further amended and restated from time to time.

         "Purchase Price" has the meaning provided in Section 6.3.

         "Redemption Call Purchase Price" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Redemption Call Right" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Redemption Price" has the meaning provided in Section 7.1.

         "Retracted Shares" has the meaning provided in subsection 6.1 (a).

         "Retraction Call Right" has the meaning provided in subsection 6.1 (c).

         "Retraction Date" has the meaning provided in subsection 6.1 (b).

         "Retraction Price" has the meaning provided in Section 6. 1.

         "Retraction Request" has the meaning provided in Section 6.1.

         "Subsidiary", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

         "Support Agreement" means the Support Agreement between OSI and the Corporation, made as of the Effective Date.

         "Transfer Agent" means the duly appointed transfer agent for the time being of the Exchangeable Shares at its offices in each of Calgary, Alberta and Toronto, Ontario.

         "Trustee" means the Trustee appointed under the Voting and Exchange Trust Agreement, and any successor trustee.

         "Voting and Exchange Trust Agreement" means the Voting and Exchange Trust Agreement among the Corporation, OSI and the Trustee, made as of the Effective Date.

                                   ARTICLE 2
                         RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

                                    ARTICLE 3
                                    DIVIDENDS

3.1 Subject to Section 3.2 below, a holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each OSI Dividend Declaration Date, declare a dividend on each Exchangeable Share:

     (a) in the case of a cash dividend declared on the OSI Common Stock, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof on the OSI Dividend Declaration Date, in each case corresponding to the cash dividend declared on each share of OSI Common Stock;

     (b) in the case of a stock dividend declared on OSI Common Stock to be paid in shares of OSI Common Stock, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of OSI Common Stock to be paid on each share of OSI Common Stock; or

    (c)  in the case of a dividend declared on the OSI Common
         Stock in property other than cash or OSI Common Stock, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.6 hereof) the type and amount of property declared as a dividend on each share of OSI Common Stock.

         Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation, as applicable.

3.2 In the case of a stock dividend declared on the OSI Common Stock to be paid in shares of OSI Common Stock, in lieu of declaring the stock dividend contemplated by Section 3.1(b) on the Exchangeable Shares, the Board of Directors may, in its discretion and subject to applicable law, subdivide, redivide or change (the "subdivision") each issued and unissued Exchangeable Share on the basis that each Exchangeable Share before the subdivision becomes a number of Exchangeable Shares as is equal to the sum of (i) a share of OSI Common Stock and (ii) the number of shares of OSI Common Stock to be paid as a stock dividend on each share of OSI Common Stock. In such instance, and notwithstanding any other provision hereof, such subdivision shall become effective on the effective date specified in
     Section 3.4 hereof without any further act or formality on the part of the Board of Directors or of the holders of Exchangeable Shares. For greater certainty, no approval of the holders of Exchangeable Shares to an amendment to the articles of the Corporation shall be required to give effect to such subdivision.

3.3 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by subsection 3.1 (a) hereof and the sending of such a cheque to each holder of an Exchangeable Share (less any tax required to be deducted and withheld from such dividends paid or credited by the Corporation) shall satisfy the cash dividends represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by subsections
     3.1 (b) or (c) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby or dividend payable in other securities represented thereby. Such other type and amount of property in respect of any dividends contemplated by subsection 3.1 (c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. In all cases, any such dividends shall be subject to any reduction or adjustment for tax required to be deducted and withheld from such dividends, and the Corporation shall be entitled to liquidate some of the property which would otherwise be deliverable in payment of such dividends to a particular holder of Exchangeable Shares to fund any statutory withholding obligation. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend which is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or which otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.4 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the OSI Common Stock. The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any subdivision of Exchangeable Shares under Section 3.2 hereof and the effective date of such subdivision shall be the same dates as the record date and payment date, respectively, for the corresponding stock dividend declared on the OSI Common Stock.

3.5 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends which remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.6 The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of Sections 3.1 and 3.2 hereof, and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

     (a) in the case of any stock dividend or other distribution payable in shares of OSI Common Stock, the number of such shares issued in proportion to the number of shares of OSI Common Stock previously outstanding;

     (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock), the relationship between the exercise price of each such right, option or warrant and the Current Market Price of a share of OSI Common Stock;

     (c) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of OSI of any class other than OSI Common Stock, any rights, options or warrants other than those referred to in Section 3.6(b) above, any evidences of indebtedness of OSI or any assets of OSI), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding share of OSI Common Stock and the Current Market Price of a share of OSI Common Stock; and

     (d) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of OSI Common Stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

3.7 Except as provided in this Article 3, the holders of Exchangeable Shares shall not be entitled to receive dividends in respect thereof.

                                   ARTICLE 4
                              CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Article 9 of these share provisions:

     (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in any such other shares ranking junior to the Exchangeable Shares;

     (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

     (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect of the payment of dividends or on any liquidation distribution;

     (d) issue any Exchangeable Shares other than by way of stock dividends to holders of Exchangeable Shares or as contemplated by the Support Agreement; or

     (e) amend the articles or by-laws of the Corporation, in either case in any manner that would affect the rights or privileges of the holders of the Exchangeable Shares.

     The restrictions in subsections 4.1(a), 4.1(b) and 4.1(c) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared with a record date on or following the effective date of the Plan of Arrangement on the OSI Common Stock shall have been declared on the Exchangeable Shares and paid in full. Nothing herein shall be interpreted to restrict the Corporation from issuing additional Common Shares to OSI or any Subsidiary of OSI.

                                   ARTICLE 5
                           DISTRIBUTION ON LIQUIDATION

5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, provided that neither OSI nor OSI ULC shall have exercised the Liquidation Call Right, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding-up (the "Liquidation Date"), before any distribution of any part of the assets of the Corporation to the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Amount") in accordance with Section 5.2. In connection with payment of the Liquidation Amount, the Corporation shall be entitled to liquidate some of the OSI Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

5.2 Within three Business Days after the Liquidation Date, and subject to the exercise by OSI or OSI ULC of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in Schedule A hereto or by notice to the holders of the Exchangeable Shares (provided that such presentation and surrender shall be valid if made at the office of the Transfer Agent, if any, in the province in which such holder is listed on the books of the Corporation). Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in Schedule A hereto or by notice to the holders of Exchangeable Shares (provided that such delivery shall be made to the holder at its address recorded in the securities register of the Corporation or at the office of the transfer agent, if any, in the province in which the address of the holder recorded in the securities register of the Corporation is located), on behalf of the Corporation of the Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Exchangeable Share Consideration in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the OSI Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

5.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

5.4 If OSI or OSI ULC exercises the Liquidation Call Right, each holder of Exchangeable Shares shall be obligated to sell the Exchangeable Shares held by such holder to OSI or OSI ULC, as the case may be, on the Liquidation Date on payment to such holder by OSI or OSI ULC, as the case may be, of the Exchangeable Share Consideration representing the Liquidation Call Purchase Price for each Exchangeable Share.

                                   ARTICLE 6
                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled at any time after the effectiveness of a Registration Statement under the Securities Act of 1933 registering the issuance of shares of OSI Common Stock issuable pursuant to the provisions attaching to the Exchangeable Shares or prior thereto with the written consent of the Corporation, subject to applicable law and the exercise by OSI or OSI ULC of the Retraction Call Right (which, if exercised by OSI or OSI ULC, shall be binding on the holder of Exchangeable Shares) and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "Retraction Price") which as set forth in Section 6.4, shall be fully paid and satisfied by the delivery by or on behalf of the Corporation of the Exchangeable Share Consideration representing such holder's Retraction Price. In connection with payment of the Retraction Price, the Corporation shall be entitled to liquidate some of the OSI Common Stock that would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of

     Exchangeable Shares in order to fund any statutory withholding tax obligation. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in Schedule A hereto or by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule "A" hereto or in such other form as may be acceptable to the Corporation:

     (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

     (b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than three Business Days nor more than 10 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Corporation; and

     (c) acknowledging the overriding right (the "Retraction Call Right") of OSI or OSI ULC to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

6.2 Subject to the exercise by OSI or OSI ULC of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares in accordance with Section 6.4 hereof. If only a part of the Exchangeable Shares represented by any certificate are redeemed or purchased by OSI or OSI ULC pursuant to the Retraction Call Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify OSI and OSI ULC thereof. In order to exercise the Retraction Call Right, OSI or OSI ULC must notify the Corporation in writing of its determination to do so (the "OSI Call Notice") within two Business Days of such notification. If OSI or OSI ULC does not so notify the Corporation within such two Business Days, the Corporation will notify the holder as soon as possible thereafter that neither OSI nor OSI ULC will exercise the Retraction Call Right. If OSI or OSI ULC delivers the OSI Call Notice within such two Business Days, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to OSI or OSI ULC, as the case may be, in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and OSI or OSI ULC, as the case may be, shall purchase from such holder and such holder shall sell to OSI or OSI ULC, as the case may be, on the Retraction Date the Retracted Shares for a purchase price per share (the "Purchase Price") equal to the Retraction Price, which as set forth in Section 6.4 hereof, shall be fully paid and satisfied by the delivery by or on behalf of OSI or OSI ULC, as the case may be, of the Exchangeable Share Consideration representing such holder's Purchase Price. For the purposes of completing a purchase pursuant to the Retraction Call Right, OSI or OSI ULC, as the case may be, shall deposit with the Transfer Agent, on or before the Retraction Date, the Exchangeable Share Consideration representing the total Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that OSI or OSI ULC, as the case may be, does not deliver a OSI Call Notice within two Business Days or otherwise comply with these Exchangeable Share provisions in respect thereto, and provided that Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4 Subject to receipt by the Corporation of the Retracted Shares, OSI or OSI ULC, as the case may be, the Corporation, OSI or OSI ULC, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the holder in Schedule A hereto, in each case on or before two Business Days after the Retraction Date, the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Exchangeable Share Consideration to the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, except as to any cheque included therein which is not paid on due presentation.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive such holder's proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by OSI or OSI ULC shall thereafter be considered and deemed for all purposes to be a holder of the OSI Common Stock delivered to it. Notwithstanding the foregoing, until such payment of such Exchangeable Share Consideration to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that neither OSI nor OSI ULC shall have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder as soon as is reasonably practical but in any event not later than one Business Day prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof as a result of liquidity or solvency requirements or applicable law shall be deemed by giving the Retraction Request to require OSI or OSI ULC, as the case may be, to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by OSI or OSI ULC, as the case may be, to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement, and OSI or OSI ULC shall make such purchase.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to OSI or OSI ULC, as the case may be, shall be deemed to have been revoked.

                                   ARTICLE 7
              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to applicable law, and if neither OSI or OSI ULC exercises the Redemption Call Right (which, if exercised, shall be binding on the holders of Exchangeable Shares), the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Price") which, as set forth in Section 7.3 hereof, shall be fully paid and satisfied by the delivery by or on behalf of the Corporation of the Exchangeable Share Consideration representing the total Redemption Price. In connection with payment of the Exchangeable Share Consideration representing the Redemption Price, the Corporation shall be entitled to liquidate some of the OSI Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation, or the Transfer Agent on behalf of the Corporation, shall, at least 60 days before an Automatic Redemption Date described in clause
     (a) or (b) of the definition of Automatic Redemption Date or at least such number of days before an Automatic Redemption Date described in clause (c),
     (d) or (e) of the definition of Automatic Redemption Date as the Board of Directors of the Corporation may determine to be reasonably practicable in the circumstances, send or cause to be sent to each registered holder of Exchangeable Shares a notice in writing of the redemption or possible redemption by the Corporation or the purchase by OSI or OSI ULC under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Automatic Redemption Date as described in clause (c), (d) or (e) of the definition of Automatic Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

7.3 On or after the Automatic Redemption Date, and subject to the exercise by OSI or OSI ULC of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Exchangeable Share Consideration representing the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require (provided that such presentation and surrender shall be deemed to be valid if made at the office of the Transfer Agent, if any, in the province in which the address of the holder of Exchangeable Shares is recorded on the books of the Corporation). Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation, of the Exchangeable Share Consideration representing the total Redemption Price (provided that if payment is made by delivery of the Exchangeable share Consideration to the Transfer Agent, such delivery shall be made at the office of the Transfer Agent, if any, in the province in which the address of the holder of Exchangeable Shares is recorded on the books of the Corporation). On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the Exchangeable Share Consideration representing the total Redemption Price, unless payment of the Exchangeable Share Consideration representing the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Exchangeable Share Consideration representing the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the Exchangeable Share Consideration with respect to the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the Exchangeable Share Consideration representing the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the OSI Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration is made, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

7.4 If OSI or OSI ULC exercises the Redemption Call Right, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by such holder to OSI or OSI ULC, as the case may be, on the Automatic Redemption Date against payment to such holder by OSI or OSI ULC of the Exchangeable Share Consideration representing the Redemption Call Purchase Price for each such share.

                                   ARTICLE 8
                                  VOTING RIGHTS

8.1 Except as required by applicable law and the provisions hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

                                   ARTICLE 9
                             AMENDMENT AND APPROVAL

9.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

9.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3% of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of Exchangeable Shares (excluding Exchangeable Shares beneficially owned by OSI or its Subsidiaries) duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy. If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting, the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 66 2/3% of the votes cast on such resolution by persons represented in person or by proxy at such meeting (excluding Exchangeable Shares beneficially owned by OSI or its Subsidiaries) shall constitute the approval or consent of the holders of the Exchangeable Shares. For the purposes of this Section, any spoiled votes, illegible votes, defective votes and abstinences shall be deemed to be votes not cast.

                                   ARTICLE 10
             RECIPROCAL CHANGES, ETC. IN RESPECT OF OSI COMMON STOCK

10.1 (a) Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that OSI will not:

          (i) issue or distribute shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock) to the holders of all or substantially all of the then outstanding shares of OSI Common Stock by way of stock dividend or other distribution; or

          (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of OSI Common Stock entitling them to subscribe for or to purchase shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock); or

          (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of OSI Common Stock (A) shares or securities of OSI of any class other than OSI Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of OSI Common Stock), (B) rights, options or warrants other than those referred to in subsection 10.1 (a) (ii) above, (C) evidences of indebtedness of OSI or (D) assets of OSI;

         unless

          (iv) one or both of OSI and the Corporation is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets to the holders of the Exchangeable Shares; and

          (v) one or both of OSI and the Corporation shall issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets simultaneously to the holders of the Exchangeable Shares.

     (b) Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that OSI will not:

          (i) subdivide, redivide or change the then outstanding shares of OSI Common Stock into a greater number of shares of OSI Common Stock; or

          (ii) reduce, combine or consolidate or change the then outstanding shares of OSI Common Stock into a lesser number of shares of OSI Common Stock; or

          (iii) reclassify or otherwise change the shares of OSI Common Stock or effect an amalgamation, merger, reorganization or other transaction involving or affecting the shares of OSI Common Stock;

         unless

          (iv) the Corporation is permitted under applicable law to simultaneously make the same or an economically equivalent change to, or in the rights of the holders of, the Exchangeable Shares; and

          (v) the same or an economically equivalent change is simultaneously made to, or in the rights of the holders of, the Exchangeable Shares.

         The Support Agreement further provides, in part, that, with the exception of certain ministerial amendments, the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Article 9 of these share provisions.

                                   ARTICLE 11
               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

11.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by OSI with all provisions of the Support Agreement, the Voting Trust and Exchange Agreement and OSI's Certificate of Incorporation applicable to the Corporation and OSI, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant thereto.

11.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement, the Voting Trust and Exchange Agreement or OSI's Certificate of Incorporation without the approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 hereof other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

     (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares; or

     (b) making such provisions or modifications not inconsistent with such agreement or certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

     (c) making such changes in or corrections to such agreement or certificate which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of

          Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                                   ARTICLE 12
                                     LEGEND

12.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Articles of the Corporation relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights and exchange provisions thereunder).

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

13.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction, redemption or exchange of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be, and the method of any such presentation and surrender of certificates shall be at the sole risk of the holder.

13.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last address of such holder known to the Corporation. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be or intended to be taken by the Corporation.

13.4 For greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

13.5 All Exchangeable Shares acquired by the Corporation upon the redemption or retraction thereof shall be cancelled.

13.6 For greater certainty, any payments to the holders of Exchangeable Shares shall be net of applicable taxes, if any, and the payor shall not be obliged to gross up or increase the amount of such payment which would otherwise be made to take into account such taxes. Any such taxes which have been withheld or deducted by the payor thereof shall be remitted to the applicable tax authority within the time required for such remittance.

                                  SCHEDULE "A"

                               RETRACTION REQUEST

To the Corporation, Oil States International, Inc. ("OSI") and 3045843 Nova Scotia Company ("OSI ULC")

         This request is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the Exchangeable Shares of the Corporation and all capitalized words and expressions used in this request which are defined in the Share Provisions have the meaning attributed to such words and expressions in such Share Provisions.

         The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned requests the Corporation to redeem in accordance with Article 6 of the Share Provisions:

         [ ]     all share(s) represented by the accompanying certificate(s); or

         [ ]     ____________ share(s) only.

         The undersigned hereby notifies the Corporation that the Retraction Date shall be ___________________.
                             date

         NOTE: The Retraction Date must be a Business Day and must not be less than three Business Days nor more than 10 Business Days after the date upon which this notice and the accompanying shares are received at the registered office of the Corporation or at any office of the Transfer Agent as may be specified in this Retraction Request. In the event that no such Business Day is correctly specified above, the Retraction Date shall be deemed to be the tenth Business Day after the date on which this request is received by the Corporation.

         The undersigned acknowledges the Retraction Call Right of OSI and OSI ULC (as defined in the Share Provisions) to purchase all but not less than all the Retracted Shares from the undersigned and that this request shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to OSI or OSI ULC, as the case may be, in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If neither OSI nor OSI ULC, as the case may be, determines to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This retraction request, and offer to sell the Retracted Shares to OSI or OSI ULC, as the case may be, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Date immediately preceding the Retraction Date.

         The undersigned acknowledges that if, as a result of liquidity or solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require OSI to purchase, or cause OSI ULC to purchase, the unredeemed Retracted Shares.

         The undersigned hereby represents and warrants to the Corporation, OSI and OSI ULC that the undersigned has good title to, and owns, the share(s) represented by the accompanying certificate free and clear of all liens, claims, encumbrances, security interests and adverse claims or interests.


------------     --------------------------------     --------------------------
    Date             Signature of Shareholder           Guarantee of Signature

[ ] Please check box if the legal or beneficial owner of the Retracted Shares is a non-resident of Canada.

[ ] Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer offices of Montreal Trust Company of Canada (the "Transfer Agent") in Calgary, Alberta, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the shareholder in accordance with the share provisions.

[ ] Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer offices of Montreal Trust Company of Canada (the "Transfer Agent") in Toronto, Ontario, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the shareholder in accordance with the share provisions.

NOTE: This panel must be completed and the accompanying certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer offices in Calgary, Alberta or Toronto, Ontario. The securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque(s) and other-non-cash assets resulting from such retraction or purchase will be delivered to the shareholder in accordance with the Share Provisions.



----------------------------------------------     -----------------------------
Name of Person in Whose Name Securities or         Date
Cheque(s) or Other Non-cash Assets Are To Be
Registered, Issued or Delivered (please print)

----------------------------------------------     -----------------------------
Street Address or P.O. Box                           Signature of Shareholder

----------------------------------------------     -----------------------------
City, Province                                       Signature Guaranteed by

NOTE: If this retraction request is for less than all of the share(s) represented by the accompanying certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation or its lawful transferee.

                               B. OTHER PROVISIONS

1.1      Meetings

         Meetings of shareholders of the Corporation shall be held in the location determined by the directors of the Corporation, and may be held in Houston, Texas, or at any location within Alberta.

1.2      Definitions

         Unless there is something in the subject matter or context inconsistent therewith in Sections 1.3, 1.4 and 1.5 below, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         "Act" means the Business Corporations Act (Alberta), as amended;

         "Automatic Redemption Date" has the meaning provided in the Exchangeable Share Provisions;

         "Business Day" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Consideration" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Price" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares;

         "Exchangeable Shares" means the Exchangeable Shares in the capital of the Corporation;

         "Liquidation Call Purchase Price" has the meaning provided in Section 1.3;

         "Liquidation Call Right" has the meaning provided in Section 1.3;

         "Liquidation Date" has the meaning provided in the Exchangeable Share Provisions;

         "OSI" has the meaning provided in the Exchangeable Share Provisions;

         "OSI Common Stock" has the meaning provided in the Exchangeable Share Provisions;

         "Redemption Call Purchase Price" has the meaning provided in Section
1.4;

         "Redemption Call Right" has the meaning provided in Section 1.4;

         "Subsidiary" has the meaning provided in the Exchangeable Share Provisions;

         "Transfer Agent" means the duly appointed transfer agent for the time being of the Exchangeable Shares, and, if there is more than one such transfer agent, then the principal Canadian transfer agent; and

         "Voting and Exchange Trust Agreement" has the meaning provided in the Exchangeable Share Provisions.

1.3      Liquidation Call Right

         (a) OSI or OSI ULC shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding any proposed liquidation, dissolution or winding-up of the Corporation as referred to in Article 5 of the Exchangeable Share Provisions, to purchase directly from all but not less than all of the holders (other than OSI or any Subsidiary thereof) of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by such holders on payment by OSI or OSI ULC to each holder of the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Call Purchase Price") in accordance with subsection 1.3(c). In the event of the exercise of the Liquidation Call Right by OSI or OSI ULC, each holder shall be obligated to sell all the Exchangeable Shares held by such holder to OSI or OSI ULC on the Liquidation Date on payment by OSI or OSI ULC to the holder of the Liquidation Call Purchase Price for each such share.

         (b) To exercise the Liquidation Call Right, OSI or OSI ULC must notify the Corporation's Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and the Corporation of OSI's or OSI ULC's intention to exercise such right at least 55 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Corporation. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not OSI or OSI ULC has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by OSI or OSI ULC. If OSI or OSI ULC exercises the Liquidation Call Right, on the Liquidation Date OSI or OSI ULC will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, OSI or OSI ULC shall deposit with the Transfer Agent, on or before the Liquidation Date, the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Liquidation Date, the right of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by OSI or OSI ULC, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall, on and after the

              Liquidation Date, be considered and deemed for all purposes to be the holder of the OSI Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of OSI shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If OSI or OSI ULC does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to Article 5 of the Exchangeable Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

1.4      Redemption Call Right

         (a) OSI and OSI ULC shall have the overriding right (the "Redemption Call Right"), notwithstanding any proposed redemption of the Exchangeable Shares by the Corporation pursuant to Article 7 of the Exchangeable Share Provisions, to purchase directly from all but not less than all of the holders (other than OSI or any Subsidiary thereof) of Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by OSI or OSI ULC to the holder of the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Call Purchase Price") in accordance with subsection 1.4(c). In the event of the exercise of the Redemption Call Right by OSI or OSI ULC, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to OSI or OSI ULC on the Automatic Redemption Date on payment by OSI or OSI ULC to the holder of the Redemption Call Purchase Price for each such share.

         (b) To exercise the Redemption Call Right, OSI or OSI ULC must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and the Corporation of the OSI's or OSI ULC's intention to exercise such right not later than the date by which the Corporation is required to give notice of the Automatic Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not OSI or OSI ULC has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by OSI or OSI ULC. If OSI or OSI ULC exercises the Redemption Call Right, on the Automatic Redemption Date, OSI will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, OSI or OSI ULC shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, the Exchangeable Share Consideration representing the total Redemption Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date, the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by OSI or OSI ULC upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the OSI Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of OSI or OSI ULC shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If OSI or OSI ULC does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date, the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

1.5      Retraction Call Right

         OSI or OSI ULC shall have the overriding right, notwithstanding the proposed redemption of Exchangeable Shares by the Corporation pursuant to
Article 6 of the Exchangeable Share Provisions, to purchase directly from the holder (other than OSI or any Subsidiary thereof) of Exchangeable Shares all but not less than all of the Retracted Shares in accordance with Section 6.3 of the Exchangeable Share Provisions.